ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx WELLS FARGO SECURITIES 3rd ANNUAL WEST COAST ENERGY CONFERENCE June 12, 2018

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas companies, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under debt agreements, including our senior secured revolving asset-based credit facility, our term loan and our senior notes, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of new components for drilling rigs, well servicing rigs, coiled tubing units and wireline units, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2017. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise investors to use caution and common sense when considering our forward-looking statements. 2 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Pioneer Energy Services – Diversified Services COMPANY OVERVIEW % of TTM REVENUE TTM REVENUE1: $495 MILLION Coiled Tubing MARKET CAPITALIZATION2: $405 MILLION Well 8% Drilling - Servicing Domestic 28% ENTERPRISE VALUE2: $796 MILLION 16% SERVICE LINES: LAND DRILLING, WELL SERVICING, Drilling - Int'l WIRELINE, COILED TUBING Wireline 38% 10% EMPLOYEES: 2,300 PRODUCTION SERVICES Well Servicing 125 Rigs Wireline 108 Units Coiled Tubing 14 Units DRILLING SERVICES Drilling Services - US 16 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 24 Rigs 3 (1) TTM revenue as of March 31, 2018 (2) Market Capitalization and Enterprise Value as of June 8, 2018; Enterprise value based on net debt ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Recent Updates • At 5/31/18, our stock price was $5.50 which represents a 104% increase from 3/31/18. As a result, we expect to incur additional phantom stock expense of approximately $5.0 million in the second quarter. We now expect G&A expense to be approximately $25.0 – 26.0 million in the second quarter as compared to prior guidance of $19.5 – 20.0 million. Future increases or decreases in stock price from $5.50 could result in cumulative adjustments to our phantom stock expense1. % Hz: % Completions: (1) Refer to Footnote 8 in March 31, 2018 Form 10Q, which states that a hypothetical increase of $1.00 in the market price of our common stock as of March 4 31, 2018, if all other inputs were unchanged, would result in an increase in cumulative compensation expense of $1.5 million, which represents the hypothetical increase in the fair value of the liability for all outstanding phantom stock unit awards.

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Premium Shale-Oriented Assets US DRILLING SERVICES PRODUCTION SERVICES • 100% pad-capable AC rigs • Premium shale-capable equipment • Framework of a super-spec rig: • 7,500psi mud systems • High horsepower and tall-masted well servicing rigs capable of servicing • Integrated top drives laterals of any length • Rapid rig moves • Greater racking capacity • Emphasis on large-diameter coiled tubing services • Ability to walk over wellheads • Ability to run four engines and three mud pumps • Completion-weighted services (60%) 5 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balanced Revenue Mix Between Completion and Remedial Services WIRELINE COILED TUBING WELL SERVICES Completion Remedial Remedial 15% 26% 25% Completion Completion 74% Remedial 75% 85% PRODUCTION SERVICES TOTAL Remedial 26% Completion 60% 6 Note: Based on Q1 2018

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Established Customer Base with Premier Customers • Long-standing, high quality client relationships with a diverse group of large independent oil and gas exploration and production companies KEY CUSTOMERS 7 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Industry-Leading Safety • For many years, Pioneer has been a leader in safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs. • 2017 Total Recordable Incident Rate less than 1.0. Total Recordable Incident Rate Production Services (injuries per 200,000 man-hours) 4 (Annual AESC Safety Awards) 2016 1st place – Coiled Tubing (Division IV) 3 3rd place – Wireline (Division IV) 2 2015 1st place – Wireline (Division IV) 3rd place – Well Servicing (Division IV) 1 2014 2nd place – Well Servicing (Division V) 0 2011 2012 2013 2014 2015 2016 2017 2013 PES - US IADC & AESC- without PES 1st place – Well Servicing (Division V) 8 Source: IADC/AESC ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx PRODUCTION SERVICES 9 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Well Servicing SERVICE OVERVIEW OPERATING LOCATIONS – 125 RIGS • Of the top-tier well servicing providers, Pioneer has the: • Highest average hourly rate • Highest average horsepower fleet with all 125 rigs either 550hp or 600hp • Highest percentage of taller mast rigs with all masts either 104’, 112’, 116’, or 121’ in height REVENUE PER RIG HOUR¹ $518 • 100% of rigs are capable of working in the $487 unconventional plays $401 $338 • Established in the Bakken, Eagle Ford, Fayetteville, Permian, Niobrara and along the Texas/Louisiana Gulf Coast PES RNGR KEG BAS 10 (1) Based on company filings for Q1 2018 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Wireline SERVICE OVERVIEW OPERATING LOCATIONS – 108 UNITS • One of the most active U.S. wireline companies and estimated to be the 6th largest wireline company in the world.¹ • Majority of revenue derived from cased-hole operations that include perforating, logging, and pipe recovery • Established in the Bakken, Eagle Ford, Niobrara, Mid-Continent, Permian, and onshore/offshore Louisiana DIVERSIFIED SERVICE OFFERINGS2 Open/Cased Hole Logging Mechanical Services Perforating 11 (1) QYResearch; Global Wireline Services Market; Sep 2017 (2) Based on Q1 2018 revenue ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Coiled Tubing SERVICE OVERVIEW OPERATING LOCATIONS • Fleet currently provides an array of services with coil capabilities ranging from 1 1/4” to 2 5/8” coiled tubing. • Established in the Eagle Ford, Rockies and onshore/offshore Louisiana • New 2 3/8” coil units to begin operations in Q2 2018 and Q1 2019 UNIT COUNT1: 14 COIL UNITS 4 4 Offshore 3 4 2 Onshore 10 1 2 5/8" 2 3/8" 2" < 2" Onshore < 2" Offshore 12 (1) Coil unit size is based on most common configuration; all units are capable of * Scheduled 2 3/8” unit deliveries in May 2018 and January 2019 running 2” and <2” coil ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx DRILLING SERVICES 13 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services U.S. AVERAGE DRILLING MARGIN PER DAY OPERATING LOCATIONS $11,000 $10,000 $9,000 $8,000 $7,000 TOTAL RIG FLEET UTILIZATION1 $6,000 $5,000 7 7 6 2 $4,000 1 PES HP NBR PTEN PDS ICD 1Q18 4Q17 14 Note: all data from Company public filings; NBR includes Alaska and (1) Red indicates active rigs Offshore ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services TOP PERFORMER • Rig Move Average: • 2 calendar days from release to acceptance • 32 miles average mobilization • Highest average margin per day of public land drillers RIG SPECIFICATIONS • 1,500 HP Drawworks • 24,500 ft 5” Racking Capacity • 7,500 psi Mud System • Two 2,000 HP Mud Pumps • Ready for 3rd Mud Pump (if needed) • Three Cat 3512C Engine Gensets • Ready for 4th Engine Genset (if needed) • Omnidirectional Walking System with full setback 15 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services • NOV Amphion Integrated Control System • Structure/Tool Management System • 4 Channel Auto Driller • Twister • Modular Scalable System • MD Totco RigSense Ready – Expanded Data Acquisition and Information Management System • NOV SoftSpeed II Option – Stick Slip Mitigation • NOV NOVOS Option: • Single Rig Optimization NOVOS • Remote Auto Driller Management • Slip to Slip Process Automation • Wired Drill Pipe Compatibility • TrueDrill: Auto Driller that utilizes downhole • DrillShark: Automated Dynamic MSE Optimization • Field Optimization • Automatically distributes learnings to 16 other Amphion Systems for field optimization ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx 17 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balance Sheet and Cash Flow Management • Completed $175 million senior secured term loan and $75 million asset-based lending facility in November 2017. Proceeds were used, among other things, to retire the outstanding balance of $101.7 million on the previous revolving credit facility scheduled to mature in 2019. • Based on current outlook for activity and an estimated $60 million capital expenditure budget in 2018, we expect to generate positive cash flow for the full-year 2018. 400 Debt Maturities (as of 5/2/18) $300 300 200 $175 ($ millions) ($ 100 0 2018 2019 2020 2021 2022 Term Loan 6.125% Senior Notes 18

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) $1,200 $200 $1,055 $175 $1,000 $160 $150 $800 $600 $541 $100 $495 $446 $400 $63 $277 $277 $50 $32 $200 $111 $50 $67 $12 $14 $0 $0 2014 2015 2016 2017 Q1 2018 2014 2015 2016 2017 Q1 2018 TTM Revenue Adjusted EBITDA 19 Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings. Please refer to Reconciliation of Net Income to Adjusted EBITDA ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Liquidity and Capital Structure March 31st, 2018 ($ millions) Actual Cash and cash equivalents $ 68.7 Restricted Cash 2.0 $75mm Asset-Based Lending Facility due 2022 -- Senior Secured Term Loan due 2022 175.0 6.125% Senior Unsecured Notes due 2022 300.0 Other1 (12.7) Total Debt $ 462.3 Shareholders' Equity 200.2 Total Capitalization $ 662.5 Total Liquidity2 127.3 (1) Unamortized debt issuance costs and original issue discount (2) Cash plus availability under asset-based lending facility net letters of credit 20 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Reconciliation of Net Income to Adjusted EBITDA Adjusted EBITDA represents income (loss) before interest expense, income tax (expense) benefit, depreciation and amortization, loss on extinguishment of debt, impairments. Adjusted EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of our core operating performance and to evaluate our long-term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies. A reconciliation of net income (loss) as reported to Adjusted EBITDA is included in the tables below: Year-Ending December 31, ($ in millions) 2013 2014 2015 2016 2017 Net Income (Loss) (35.9) (38.0) (155.1) (128.4) (75.1) Depreciation & Amortization 187.9 183.4 150.9 114.3 98.8 Net Interest 48.3 38.8 21.2 25.9 27.0 Loss on Extinguishment of Debt - 31.2 2.2 0.3 1.5 Impairment Expense 54.3 73.0 129.2 12.8 1.9 Income Tax Expense (Benefit) (19.8) (11.3) (37.6) (10.7) (4.2) Adjusted EBITDA 234.7 277.1 110.8 14.2 49.9 Q2 Q3 Q4 Q1 ($ in millions) 2017 2017 2017 2018 TTM Net Income (Loss) (20.2) (17.2) (12.6) (11.1) (61.1) Depreciation & Amortization 24.7 24.6 24.4 23.7 98.8 Net Interest 6.4 6.6 7.9 9.5 27.0 Impairment Expense 0.8 - 1.1 - 1.9 Loss on Extinguishment of Debt - - 1.5 - 1.5 Income Tax Expense (Benefit) 1.1 0.0 (5.4) 1.3 (4.2) 21 Adjusted EBITDA 12.9 14.0 17.0 23.4 67.3

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx